UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 1, 2024

Lakeland Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-15535	13-3115216
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1525 Perimeter Parkway, Suite 325 Huntsville, AL 35806

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (256) 350-3873

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	LAKE	NASDAQ Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 1, 2024, the Board of Directors (the “Board”) of Lakeland Industries, Inc. (“Lakeland” or the “Company”) appointed James M. Jenkins as Acting President and Chief Executive Officer in addition to his role as Executive Chairman, effective February 1, 2024. Additionally on February 1, 2024, the Board appointed Roger D. Shannon, who currently serves as the Company’s Chief Financial Officer, to the additional role as the Company’s Secretary, effective February 1, 2024.

Mr. Jenkins was appointed the Company’s Executive Chairman on August 30, 2023. Mr. Jenkins, age 59, has served as the Company’s Board Chair since February 1, 2023, previously served as Vice Chair of the Board from June 2022 through January 2023, and has served as a director of Lakeland since September 2016. Mr. Jenkins currently serves as Chief Legal Officer, Corporate Development Officer and Corporate Secretary of Transcat, Inc. (since September 2020). Prior to joining Transcat, Mr. Jenkins was a partner at Harter Secrest & Emery LLP, a law firm located in New York State, having joined the firm in 1989 and serving as a partner from 1997 until September 2020.

There are no arrangements or understandings between Mr. Jenkins and any other person pursuant to which he has been selected to serve as Acting President and Chief Executive Officer. Mr. Jenkins does not have any family relationship with any member of the Board or executive officer of the Company, and Mr. Jenkins is not a party to any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Item 8.01. Other Events.

On February 1, 2024, the Company issued a press release, attached hereto as Exhibit 99.1, announcing that its Board declared a quarterly dividend in the amount of $0.03 per share payable on February 22, 2024, to stockholders of record as of February 15, 2024.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated February 1, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND INDUSTRIES, INC.

/s/ James M. Jenkins
James M. Jenkins
Acting Chief Executive Officer and President

Date: February 1, 2024

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